UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     October 20, 2009 (October
                                                      -------------------------
11, 2009)
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                                LEO MOTORS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                     95-3909667
           --------                                     ----------
(State or other jurisdiction of           (I. R. S. Employer Identification No.)
incorporation or organization)


   291-1, Hasangok-dong, Hanam City, Gyeonggi-do, Republic of Korea  465-250
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     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code  +82 31 796 8805
                                                    ---------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 11, 2009, Chul Ho Kim resigned as a director of Leo Motors, Inc. (the "Company"), and Dr. Young Il Kim was elected as a director of the Company.

Dr. Kim began his career in the auto industry in 1988, at Panther Sports Car as Senior Designer and Manager. He later served as Chief Designer of commercial vehicles and concept vehicles at SSang-Yong Motor Company before joining the Hyundai Motor Group in 1995.

From 1995 through 2007, Dr. Kim held various positions of increasing responsibility under the Hyundai and Kia Motors Group umbrella, including Chief Designer at Hyundai Precision through March 2005, Chief Designer and Senior Vice President at Hyundai and Kia Marketing Division from March 2005 to September 2006, and Executive Vice President in the Marketing Division in charge of Brand and Design Differentiation between Hyundai and Kia Motors from September 2006 to February 2007. From then until March 2009 he was CEO and President of Innocean Worldwide, a Marketing and Advertising Company of the Hyundai and Kia Group.

Dr. Kim, who holds an Industrial Designer of Product Design degree from Wuppertal University, Germany, and a PhD in Design from Kook-Min University, Seoul, Korea, has enjoyed a distinguished academic career as well, having lectured at various colleges and universities on the subjects of design and marketing since 2000. Dr. Kim was a visiting professor at Gothenburg University, Sweden during the 2004/05 academic year, and is currently serving as a visiting professor at Kyung-hee University, where he began in August 2009.

The Company has issued Dr. Kim 300,000 shares of the Company's common stock in compensation for his signing and first year of service as a Director. He is not an employee of the Company, and is an independent director as defined by by the New York Stock Exchange.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEO MOTORS, INC.
(Registrant)

Dated: October 20, 2009            By: \s\ Robert Kang
                                       ---------------
                                   Robert Kang
                                   Chief Executive Officer